Risk Management	9 Months Ended
Sep. 30, 2023
Risk Management [Abstract]
Risk Management

23. RISK MANAGEMENT
Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates, commodity power prices as well as credit risk and liquidity risk.
To manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus, the Company may periodically enter into financial positions as a part of ongoing operations to market the Company’s production and physical inventory positions of crude oil, natural gas, condensate, refined products, and power consumption. The Company may also enter into arrangements to manage exposure to future carbon compliance costs or to offset select carbon emissions.
The Company entered into risk management positions to help capture incremental margin expected to be received in future periods at the time products will be sold and to mitigate overall exposure to fluctuations in commodity prices related to inventories and physical sales. Mitigation of commodity price volatility may utilize financial positions to protect future cash flows. To manage exposure to interest rate volatility, the Company may enter into interest rate swap contracts. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps. To manage electricity costs associated with the production and transportation of crude oil, the Company may enter into power swaps and other energy instruments, including renewable power contracts. To manage exposure to future carbon costs, power prices, or to generate potential offsets for carbon emissions, the Company may enter into renewable power contracts.
As at September 30, 2023, the fair value of risk management positions was a net liability of $27 million and consisted of crude oil, natural gas, condensate, refined products, power, including renewable power, and foreign exchange rate instruments. As at September 30, 2023, there were foreign exchange contracts with a notional value of US$302 million (December 31, 2022 – US$168 million) and no interest rate contracts or cross currency interest rate swap contracts (December 31, 2022 – $nil).
Net Fair Value of Risk Management Positions

As at September 30, 2023	Notional Volumes (1) (2)	Terms (3)	Weighted Average Price (1) (2)	Fair Value Asset (Liability)
Futures Contracts Related to Blending (4)
WTI Fixed – Sell	6.2 MMbbls	October 2023 - June 2024	US$83.06/bbl	(52)
WTI Fixed – Buy	2.6 MMbbls	October 2023 - June 2024	US$86.23/bbl	13
Power Swap Contracts				2
Renewable Power Contracts				21
Other Financial Positions (5)				(10)
Foreign Exchange Rate Contracts				(1)
Total Fair Value				(27)
(1)    Million barrels (“MMbbls”). Barrel (“bbl”).
(2)    Notional volumes and weighted average price represent various contracts over the respective terms. The notional volumes and weighted average price may fluctuate from month to month as it represents the averages for various individual contracts with different terms.
(3)    Includes individual contracts with terms less than one year.
(4)    WTI futures contracts are used to help manage price exposure to condensate used for blending.
(5)    Includes risk management positions related to WCS, heavy oil and condensate differential contracts, Belvieu fixed price contracts, reformulated blendstock for oxygenate blending gasoline contracts, heating oil and natural gas fixed price contracts and the Company’s U.S. manufacturing and marketing activities.
A) Commodity Price and Foreign Exchange Rate Risk
Sensitivities
The following table summarizes the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices and foreign exchange rates, with all other variables held constant. Management believes the fluctuations identified in the table below are a reasonable measure of volatility.
The impact of fluctuating commodity prices and foreign exchange rates on the Company’s open risk management positions could have resulted in an unrealized gain (loss) impacting earnings before income tax as follows:

As at September 30, 2023	Sensitivity Range	Increase	Decrease
WCS and Condensate Differential Price	± US$2.50/bbl Applied to Differential Hedges Tied to Production	2	(2)
WCS (Hardisty) Differential Price	± US$5.00/bbl Applied to WCS Differential Hedges Tied to Production	(23)	23
Refined Products Commodity Price	± US$10.00/bbl Applied to Heating Oil and Gasoline Hedges	(5)	5
Natural Gas Basis Price	± US$0.50/Mcf (1) Applied to Natural Gas Basis Hedges	1	(1)
Power Commodity Price	± C$20.00/MWh (2) Applied to Power Hedges	109	(109)
U.S. to Canadian Dollar Exchange Rate	± 0.05 in the U.S. to Canadian Dollar Exchange Rate	26	(30)
(1)One thousand cubic feet (“Mcf”).
(2)One thousand kilowatts of electricity per hour (“MWh”).
A US$10.00 per barrel increase or decrease in the crude oil commodity price would result in a nominal unrealized gain (loss) impact to earnings before income tax.
Credit Risk
Credit risk arises from the potential that the Company may incur a financial loss if a counterparty to a financial instrument fails to meet its financial or performance obligations in accordance with agreed terms. Cenovus has in place a Credit Policy approved by the Audit Committee and the Board of Directors, which is designed to ensure that its credit exposures are within an acceptable risk level. The Credit Policy outlines the roles and responsibilities related to credit risk, sets a framework for how credit exposures will be measured, monitored and mitigated, and sets parameters around credit concentration limits.
Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within its credit policy tolerances. The maximum credit risk exposure associated with accounts receivable and accrued revenues, net investment in finance leases, risk management assets and long-term receivables is the total carrying value.
As at September 30, 2023, approximately 83 percent (December 31, 2022 – 85 percent) of the Company’s accounts receivable and accrued revenues were with investment grade counterparties, and 98 percent of the Company’s accounts receivable were outstanding for less than 60 days. The associated average expected credit loss on these accounts was 0.6 percent as at September 30, 2023 (December 31, 2022 – 0.4 percent).
C) Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt, and by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings. As disclosed in Note 13, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA ratio and Net Debt to Adjusted Funds Flow ratio of approximately 1.0 times at the bottom of the commodity price cycle to manage the Company’s overall debt position.
Undiscounted cash outflows relating to financial liabilities are:

As at September 30, 2023	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities (1)	6,435	—	—	—	6,435
Short-Term Borrowings	14	—	—	—	14
Lease Liabilities (2)	445	734	577	2,700	4,456
Long-Term Debt (2)	318	807	3,038	7,372	11,535
Contingent Payments	300	—	—	—	300

As at December 31, 2022	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities (1)	6,124	—	—	—	6,124
Short-Term Borrowings	115	—	—	—	115
Lease Liabilities (2)	426	746	596	2,889	4,657
Long-Term Debt (2)	401	983	2,014	11,196	14,594
Contingent Payments	271	167	—	—	438
(1)Includes current risk management liabilities.
(2)Principal and interest, including current portion, if applicable.